                                                                    EXHIBIT 10.6

                               SECOND AMENDMENT
                                      TO
                 GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT


     THIS SECOND AMENDMENT TO GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT (this "Amendment") is made as of this ___ day of September, 1996, between BRUSH GREENHOUSE PARTNERS, a Colorado general partnership ("BGP") and COLORADO GREENHOUSE LLC, a Colorado limited liability company ("CG").

                                   Recitals
                                   --------

     A. BGP and CG have entered into that certain Greenhouse Operation and Management Agreement dated December 29, 1994 to be effective January 1, 1994, as amended by that certain First Amendment to Greenhouse Operation and Management Agreement dated April 30, 1996 (as so amended, the "O&M Agreement"), whereby CG was engaged by BGP to operate and manage the greenhouse facility (the "Greenhouse") located in Brush, Colorado.

     B. BGP and CG desire hereby to further amend certain provisions of the O&M in connection with an expansion of the Greenhouse and the consolidation of the greenhouse facility located in Rifle, Colorado (the "Rifle Greenhouse") with the Greenhouse and Other Greenhouses, as defined in, and pursuant to the terms of, the O&M Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the parties hereby covenant and agree as follows:

     1.   The definition of "Other Greenhouses" in Section 2 is hereby deleted
                             -----------------
in its entirety and the following is inserted in lieu thereof:

     "Other Greenhouses" mean, collectively, the BGP II Greenhouse, the Ft.
      -----------------
     Lupton Greenhouse and the Rifle Greenhouse (to the extent that the above are being operated and managed by Colorado Greenhouse), or such other greenhouses as Colorado Greenhouse may operate or manage during the term of this Agreement with the consent of BGP and CPP.

     2.   The definition of "Primary Fee" in Section 2 is hereby deleted in its
                             -----------
entirety and the following is inserted in lieu thereof:

     "Primary Fee" means an amount, payable within 30 days after the end of each
      -----------
     calendar quarter during the term of this Agreement, equal to the Allocated Percentage of Net Revenue, which amount shall not exceed (i) $500,000 for 1994, (ii) the Allocated Percentage of $2,740,000 for 1995, (iii) the Allocated Percentage of $3,240,000, for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the
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     completion date of the expansion of the Greenhouse, and (iv) thereafter, the Allocated Percentage of $3,429,092.

     3.   The definition of "Primary Fee Deficiency" in Section 2 is hereby
                             ----------------------
deleted in its entirety and the following is inserted in lieu thereof:

     "Primary Fee Deficiency" means an amount, to be calculated by BGP II within
      ----------------------
     30 days after the end of each calendar quarter during the term of this Agreement, equal to the amount, if any, by which the Allocated Amount (as defined below) exceeds the aggregate payments made on account of the Primary Fee for such calendar year. "Allocated Amount" means, (i) for 1995, the Allocated Percentage of $2,740,000, (ii) for the period commencing as of January 1, 1996 through and including the second complete calendar quarter following the completion date of the expansion of the Greenhouse, the Allocated Percentage of $3,240,000, and (iii) thereafter, the Allocated Percentage of $3,429,092.

     4. The following definition shall be inserted after the definition of "Reserve Amount" and before the definition of "Rocky Mountain" in Section 2:
 --------------                                --------------

     "Rifle Greenhouse" means the greenhouse leased to Wolf Creek Rifle LLC and
      ----------------
     to be operated by Colorado Greenhouse, located in Rifle, Colorado.

     5. Exhibit B is hereby deleted in its entirety and the following is inserted in lieu thereof:

     A percentage, as the same may be modified from time-to-time, as in effect on the dates set forth below:

     Commencement Date                            50.000%

     Commencement of Operation
          of the Ft. Lupton Greenhouse            31.135%

     Consolidation of the Rifle Greenhouse        26.330%

     The Second Complete Calendar Quarter
        Following the Completion Date of the
        Greenhouse Expansion                      24.878%


     6. Except as expressly amended pursuant to Sections 1 through 5 above, the terms and conditions of the O&M Agreement are unmodified and remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              BRUSH GREENHOUSE PARTNERS, a Colorado general partnership

                              By: ____________________________
                              Name: __________________________
                              Title: _________________________

                              COLORADO GREENHOUSE LLC, a Colorado limited liability company

                              By: ____________________________
                              Name: __________________________
                              Title: _________________________

                    [LETTERHEAD OF COLORADO POWER PARTNERS]


                                 June 6, 1996

The Prudential Insurance Company of America
Pruco Life Insurance Company
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102-4069


     Re: Colorado Power Partners; Amended and Restated Construction and Term Loan Agreement dated as of June 30, 1993

Ladies and Gentlemen:

     Reference is made to that certain Amended and Restated Construction and Term Loan Agreement (the "Loan Agreement") dated as of June 30, 1993 among Colorado Power Partners ("Borrower"), The Prudential Insurance Company of America and Pruco Life Insurance Company, and the parties named therein. Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Loan Agreement.

     Section 8.6 of the Loan Agreement provides in part that Borrower will not, without the prior written consent of the Lender, agree to any amendment, supplement or modification of, any Basic Document. Borrower and Brush Greenhouse Partners ("BGP") desire to enter into the consent letter, in the form of Exhibit A attached hereto, in favor of Colorado Greenhouse LLC ("CG"). This consent letter will allow CG to add as an Other Greenhouse that certain greenhouse located in Rifle, Colorado and used in connection with the American Atlas project. In connection with the current expansion of the BGP II Greenhouse, Borrower and BGP also desire to consent to (i) a change in the allocation percentage under the Greenhouse Operation and Management Agreement (the "O&M Agreement") dated as of December 29, 1994 between BGP and CG, (ii) a change in the definition of Reserve Amount in the O&M Agreement, and (iii) an increase in the primary fee to be paid to Brush Greenhouse Partners II LLC, the lessee of the BGP II Greenhouse (as defined in the O&M Agreement). Because the contemplated amendments to the O&M Agreement will result in an amendment to the Greenhouse Lease, a Basic Document, your consent to such amendments is required. In addition, your consent to such amendments is also required because, pursuant to Section 15.5 of the O&M Agreement, the parties thereto have agreed that no change in the terms or provisions of the O&M Agreement shall be made without your consent. We also note that the O&M Agreement has been assigned to the Lender pursuant to that certain Collateral Assignment dated as of December 29, 1994.

The Prudential Insurance Company of America
Pruco Life Insurance Company
June 6, 1996
Page 2


     Borrower hereby requests that you consent to the execution of the attached letter by Borrower and BGP.

     Please confirm your agreement to the terms and provisions of this letter agreement by signing where indicated below.

                                               Sincerely,

                                        COLORADO POWER PARTNERS

                                        By: /s/ William E. Coleman
                                            ---------------------------
                                            Management Committee Member

Accepted and Agreed to this
7 day of June, 1996:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA


BY: /s/ Ric E. Abel
    ----------------------
Title: Vice President
       -------------------


PRUCO LIFE INSURANCE COMPANY

BY:[SIGNATURE ILLEGIBLE]
    ----------------------
Title: V.P.
      --------------------